1 FQ4 and FY15 Results FY16 Outlook John Walsh President & CEO, UGI Kirk Oliver Chief Financial Officer, UGI Jerry Sheridan President & CEO, AmeriGas

2 This presentation contains certain forward-looking statements that management believes to be reasonable as of today’s date only. Actual results may differ significantly because of risks and uncertainties that are difficult to predict and many of which are beyond management’s control. You should read UGI’s Annual Report on Form 10-K and quarterly reports on Form 10-Q for a more extensive list of factors that could affect results. Among them are adverse weather conditions, cost volatility and availability of all energy products, including propane, natural gas, electricity and fuel oil, increased customer conservation measures, the impact of pending and future legal proceedings, domestic and international political, regulatory and economic conditions in the United States and in foreign countries, including the current conflicts in the Middle East and those involving Russia, and currency exchange rate fluctuations (particularly the euro), the timing of development of Marcellus Shale gas production, the timing and success of our acquisitions, commercial initiatives and investments to grow our business, and our ability to successfully integrate acquired businesses and achieve anticipated synergies. UGI undertakes no obligation to release revisions to its forward-looking statements to reflect events or circumstances occurring after today. About This Presentation

3 2015 Fiscal Year Recap John Walsh President & CEO, UGI

4 • Second consecutive year of record-level results • Strong operational performance, but with less extreme cold weather and volatility than in FY14 • FY16 guidance reflects underlying strength of the business and contributions from new investments 1 Includes $0.01 seasonal loss related to Finagaz operations. FY15 Earnings Recap Adjusted Diluted Earnings Per Share

Key Accomplishments – FY15

UGI CORPORATION





Midstream & Marketing

- Completed Auburn III expansion, Union Dale lateral, and Temple LNG expansion
- Announced Sunbury Pipeline and filed with FERC
- Filed PennEast Pipeline with FERC
- Announced Manning LNG expansion
- Solid organic growth in Gas Marketing

Gas Utility

- Added ~15,000 new residential customers
- Added ~2,400 commercial and industrial accounts
- Several large commercial and industrial projects underway
- Infrastructure replacement remains on accelerated schedule

5

6 International • Acquired Finagaz (Total’s LPG distribution in France) for €423 million • Significantly accretive in FY16 • Acquired Total’s LPG distribution business in Hungary AmeriGas • 14% growth in National Accounts • Closed 9 acquisitions • Continued investment in technology to drive efficiencies Key Accomplishments – FY15

7 Financial Review Kirk Oliver Chief Financial Officer, UGI

8 1Percent change in Heating Degree Days. (8.9%) Warmer (3.7)% Warmer Weather 3.6% Colder 3.8% Colder VERSUS NORMAL1 VERSUS PRIOR YEAR1

9 Financial Results – Gas Utility • Customer growth led to higher throughput and total margin despite warmer temperatures • Higher distribution system expenses, driven by cold weather and increasing demand on the system • Increased distribution system capex led to higher depreciation vs. Normal Weather 3.7% warmer than prior year ($ in millions) Gas Utility 2014 2015 2014 Income Before Taxes 199.6$ Total Margin 4.0$ Operating and Administrative Expenses (13.1)$ Depreciation and Amortization (4.2)$ Interest Expense (2.5)$ Other 3.6$ 2015 Income Befo Taxes 187.4$

10 Financial Results – Midstream & Marketing • Lower margin in natural gas marketing, peaking, and capacity management offset by higher retail power margin • Lower average unit margins • Higher depreciation associated with storage and natural gas gathering assets Midstream & Marketing 2014 2015 2014 Income Before Taxes 195.7$ Total Margin (7.6)$ Operating and Administrative Expenses (2.4)$ Depreciation and Amortization (4.1)$ Interest Expense 0.8$ Other 0.3$ 2015 Income Before Taxes 182.7$ ($ in millions)

11 (W A R M ER ) Spot Price Comparison Location – Texas Eastern Zone M-3 $/ m cf Less extreme price volatility in FY15 vs. FY14 $0 $10 $20 $30 $40 $50 $60 $70 $80 $90 1/1 1/8 1/15 1/22 1/29 2/5 2/12 2/19 2/26 3/5 3/12 3/19 3/26 FY 2012 FY 2013 FY 2014 FY 2015 Volatility – Q2 Basis Differentials

12 Financial Results – AmeriGas • Warmer weather than prior year led to lower volume, partially offset by higher retail unit margin • Lower operating expenses driven by lower vehicle expenses, primarily lower fuel costs and lower uncollectible accounts • Other primarily reflects the sale of excess assets/properties 8.9% warmer than prior year Weather vs. Normal AmeriGas 2014 2015 2014 Operating Income 472.0$ Retail Volume (101.0)$ Retail Unit Margin 47.2$ Wholesale and Oth r Total Margin (6.7)$ Operating and Administrative Expenses 10.0$ Depreciation and Amortization 2.3$ Other 3.8$ 2015 Operating Income 427.6$ Total Margin ($ in millions)

13 Financial Results – UGI International • Higher total margin from Finagaz contribution and higher unit margins • Increase in operating expenses driven primarily by Finagaz acquisition and transition costs • Early extinguishment of debt in France drove increase in interest expense Antargaz Weather Flaga Weather 3.6% colder than prior year 3.8% colder than prior year vs. Normal vs. Normal UGI International 2014 2015 2014 Income Before Taxes 87.4$ Total Margin 24.1$ Operating and Administrative Expenses (23.5)$ Depreciation and Amortization (5.3)$ Interest Expense (5.2)$ Other (1.1)$ 2015 Income Before Taxes 76.4$ Acquisition and Transition related expenses 6.5$ 22.6$ Loss on Debt Extinguishment -$ 10.3$ Adjusted Income Before Taxes 93.9$ 109.3$ ($ in millions)

14 Finagaz Acquisition Update • Integration has been progressing as planned, with some operational efficiencies achieved ahead of schedule • Transition expenses expected to be ~€50-60mm over the next four years • Approximately €6-10mm of transition expenses will be incurred in FY16 • Expect ~$0.15 accretion in FY16, with results improving as operations are aligned over the next few years • Immediately accretive in FY16

15 11% EPS CAGR at midpoint of guidance driven by several growth projects Growth Profile

16 Strong Pipeline of Projects Growth Profile

17 Accelerating Cash Generation Dividends $160 MM- $180 MM* *multi-year average forecast 1 after business unit CAPEX Base business earnings growth 3-4% Cash Flow $320 MM- $360 MM* Organic Investment and M&A1 $160 MM- $180 MM* Incremental earnings growth 3-6% Income-producing businesses generate cash for growth opportunities and dividends

18 Fiscal Year Recap Jerry Sheridan President & CEO, AmeriGas

19 Q4 and FY15 Adjusted EBITDA $48.2 $39.7 Q4 2014 Q4 2015  Weather in FY15 was 8.9% warmer than FY14  Weather in Q4 was 32% warmer than the prior year period driven by September weather that was 38% warmer than the prior year  FY15 Unit margins $0.08 higher y/y $664.7 $619.2 FY 2014 FY 2015

20 Growth Initiatives • National Accounts volume increased 14% in fiscal 2015 • Closed nine acquisitions • 3rd consecutive year acquisitions were funded by the proceeds of the sale of excess assets • Acquisition pipeline remains strong • AmeriGas Cylinder Exchange continued to grow • Continued focus on enhanced customer service FY 2016 Guidance: $660-690mm Adjusted EBITDA

21 Conclusion John Walsh President & CEO, UGI

22 Conclusion • Unprecedented demand for natural gas, along with the lag in pipeline capacity have accentuated the infrastructure gap • Lower Propane and Butane costs are good for our business and customers:  Down 60-75% over past twelve months  Near 15 year historic lows • Our Pipeline, LNG, and Utility capital projects have several benefits:  Closing the infrastructure gap  Doubling our ability to meet peaking demand  Fee-based revenue streams  Majority of fees guaranteed  Major investments in FY15 are all accretive to FY16  Cash flow and balance sheet strength to support additional investments and continue long track record of profitable growth

23 Appendix

24  Management uses "adjusted net income attributable to UGI" and "adjusted diluted earnings per share," both of which are non-GAAP financial measures, when evaluating UGI's overall performance. Adjusted net income attributable to UGI is net income attributable to UGI Corporation after excluding net after-tax gains and losses on commodity derivative instruments not associated with current period transactions, loss on extinguishment of debt, Finagaz transition and acquisition expenses and the retroactive impact of a change in French tax law. Volatility in net income at UGI can occur as a result of gains and losses on commodity derivative instruments not associated with current period transactions but included in earnings in accordance with U.S. generally accepted accounting principles ("GAAP"). Midstream & Marketing records gains and losses on commodity derivative instruments not associated with current-period transactions in cost of sales or revenues for all periods presented. Effective October 1, 2014, UGI International determined that on a prospective basis it would not elect cash flow hedge accounting for its commodity derivative transactions and also de-designated its then-existing commodity derivative instruments accounted for as cash flow hedges. Also effective October 1, 2014, AmeriGas Propane de-designated its remaining commodity derivative instruments accounted for as cash flow hedges. Previously, AmeriGas Propane had discontinued cash flow hedge accounting for all commodity derivative instruments entered into beginning April 1, 2014.  Non-GAAP financial measures are not in accordance with, or an alternative to, GAAP and should be considered in addition to, and not as a substitute for, the comparable GAAP measures. Management believes that these non-GAAP measures provide meaningful information to investors about UGI’s performance because they eliminate the impact of (1) gains and losses on commodity derivative instruments not associated with current-period transactions and (2) other discrete items that can affect the comparison of period-over- period results.  The following table reconciles net income attributable to UGI Corporation, the most directly comparable GAAP measure, to adjusted net income attributable to UGI Corporation, and reconciles diluted earnings per share, the most comparable GAAP measure, to adjusted diluted earnings per share, to reflect the adjustments referred to above. UGI Supplemental Footnotes

25 Three Months Ended Twelve Months Ended September 30, September 30, 2015 2014 2015 2014 Adjusted net income attributable to UGI: Net (loss) income attributable to UGI Corporation (9.2)$ (19.8)$ 281.0$ 337.2$ Net after-tax losses on commodity derivative instruments not associated with current period 7.1 6.6 53.3 6.6 Net after-tax acquisition and integration expenses associated with Finagaz 4.0 4.3 14.9 4.3 Loss on Antargaz extinguishment of debt 0.0 0.0 4.6 0.0 Retroactive impact of change in French tax law 0.0 0.0 0.0 5.7 Adjusted net income attributable to UGI Corporation 1.9$ (8.9)$ 353.8$ 353.8$ Three Months Ended Twelve Months Ended September 30, September 30, 2015 2014 2015 2014 Adjusted diluted earnings per share: UGI Corporation (loss) earnings per share - diluted (0.05)$ (0.11)$ 1.60$ 1.92$ Net after-tax losses on commodity derivative instruments not associated with current period 0.04 0.04 0.30 0.04 Net after-tax acquisition and integration expenses associated with Finagaz 0.02 0.02 0.08 0.03 Loss on Antargaz extinguishment of debt 0.00 0.00 0.03 0.00 Retroactive impact of change in French tax law 0.00 0.00 0.00 0.03 Adjusted diluted earnings per share 0.01$ (0.05)$ 2.01$ 2.02$ (1) Includes impact of rounding. UGI Adjusted Net Income and EPS

26  The enclosed supplemental information contains a reconciliation of earnings before interest expense, income taxes, depreciation and amortization ("EBITDA") and Adjusted EBITDA to Net Income.  EBITDA and Adjusted EBITDA are not measures of performance or financial condition under accounting principles generally accepted in the United States ("GAAP"). Management believes EBITDA and Adjusted EBITDA are meaningful non-GAAP financial measures used by investors to compare the Partnership's operating performance with that of other companies within the propane industry. The Partnership's definitions of EBITDA and Adjusted EBITDA may be different from those used by other companies.  EBITDA and Adjusted EBITDA should not be considered as alternatives to net income (loss) attributable to AmeriGas Partners, L.P. Management uses EBITDA to compare year-over-year profitability of the business without regard to capital structure as well as to compare the relative performance of the Partnership to that of other master limited partnerships without regard to their financing methods, capital structure, income taxes or historical cost basis. Management uses Adjusted EBITDA to exclude from AmeriGas Partners’ EBITDA gains and losses that competitors do not necessarily have to provide additional insight into the comparison of year-over-year profitability to that of other master limited partnerships. In view of the omission of interest, income taxes, depreciation and amortization from EBITDA and Adjusted EBITDA, management also assesses the profitability of the business by comparing net income attributable to AmeriGas Partners, L.P. for the relevant years. Management also uses EBITDA to assess the Partnership's profitability because its parent, UGI Corporation, uses the Partnership's EBITDA to assess the profitability of the Partnership, which is one of UGI Corporation’s business segments. UGI Corporation discloses the Partnership's EBITDA in its disclosures about its business segments as the profitability measure for its domestic propane segment. AmeriGas Supplemental Footnotes

27 2015 2014 2015 2014 EBITDA and Adjusted EBITDA: Net income (loss) attributable to AmeriGas Partners, L.P. (49,695)$ (47,347)$ 211,211$ 289,893$ Income tax expense 420 407 2,898 2,611 Interest expense 40,438 40,617 162,842 165,581 Depreciation 38,750 37,095 152,204 154,020 Amortization 10,611 10,784 42,676 43,195 EBITDA 40,524 41,556 571,831 655,300 (Subtract net gains) add net losses on commodity derivative instruments not associated with current-period transactions (837) 6,714 47,841 9,495 Noncontrolling interest in net gains (losses) on commodity derivative instruments not associated with current-period 9 (68) (483) (96) Adjusted EBITDA 39,696$ 48,202$ 619,189$ 664,699$ Three Months Ended Twelve Months Ended September 30, September 30, AmeriGas Adjusted EBITDA

28 Forecast Fiscal Year Ending September 30, 2016 Net income attributable to AmeriGas Partners, L.P. (estimate) (d) 317,000$ Interest expense (estimate) 166,000 Income tax expense (estimate) 3,000 Depreciation (estimate) 147,000 Amortization (estimate) 42,000 Adjusted EBITDA (e) 675,000$ (d) (e) Represents the midpoint of Adjusted EBITDA guidance range for fiscal 2016. Represents estimated net income attributable to AmeriGas Partners, L.P. after adjusting for gains and losses on commodity derivative instruments not associated with current-period transactions. It is impracticable to determine actual gains and losses on commodity derivative instruments not associated with current-period transactions that will be reported in GAAP net income as such gains and losses will depend upon future changes in commodity prices for propane which cannot be forecasted. AmeriGas Adjusted EBITDA Guidance

29 Liquidity • Balance sheet remains flexible with significant borrowing capacity • All segments have sufficient liquidity to meet investment needs Total AmeriGas UGI International Utilities Midstream & Marketing Corporate & Other Cash on Hand $384.1 $14.8 $272.6 $3.1 $20.6 $73.0 Revolving Credit Facilities $525.0 142.4 $300.0 $240.0 NA Accounts Receivable Facility NA NA NA 44.1 NA Drawn on Facilities 68.1 0.5 71.7 49.5 NA L tters of Credit 64.7 23.7 2.0 0.0 NA Availabl Facilities $392.2 $118.1 $226.3 $234.6 Available Liquidity $407.0 $390.6 $229.4 $255.2 Excluding cash residing at operating subsidiaries, UGI had $77.2 million of cash at 9/30/15 compared with $229.6 million at 9/30/14.

30 Investor Relations: Will Ruthrauff 610-456-6571 ruthrauffw@ugicorp.com